Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
Debtors: Delphi Corporation, et al. (1)
Case Number: Jointly Administered 05-44481 (RDD)
Monthly Operating Report for the Period:
October 8 to November 30, 2005
Debtors’ Address:
5725 Delphi Drive
Troy, Michigan 48098
Monthly Operating Loss: $127 million
Debtors’ Attorney:
John Wm. Butler Jr. (JB 4711)
John K. Lyons (JL 4951)
Ron E. Meisler (RM 3026)
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Suite 2100
Chicago, IL 60606
Telephone: (800) 718-5305
Facsimile: (312) 407-0411
And
Kayalyn A. Marafioti (KM 9632)
Thomas J. Matz (TM 5986)
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Telephone: (800) 718-5305
Facsimile: (212) 735-2000
Report Preparer:
The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: December 30, 2005	/s/ JOHN D. SHEEHAN

John D. Sheehan
Vice President and Chief Restructuring Officer, Chief Accounting Officer
and Controller

(1)    See next page for a listing of Debtors by case number.
(2)    All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

DELPHI CORPORATION, ET AL.
MONTHLY OPERATING REPORT
(1) The Debtors in these jointly administered cases are as follows:

Case
Debtor Name	Number
Delphi NY Holdings Corporation	05-44480
Delphi Corporation	05-44481
ASEC Manufacturing General Partnership	05-44482
ASEC Sales General Partnership	05-44484
Environmental Catalysts, LLC	05-44503
Delphi Medical Systems Colorado Corporation	05-44507
Delphi Medical Systems Texas Corporation	05-44511
Delphi Medical Systems Corporation	05-44529
Specialty Electronics International Ltd.	05-44536
Specialty Electronics, Inc.	05-44539
Delphi Liquidation Holding Company	05-44542
Delphi Electronics (Holding) LLC	05-44547
Delphi Technologies, Inc.	05-44554
Delphi Automotive Systems Tennessee, Inc.	05-44558
Delphi Mechatronic Systems, Inc.	05-44567
Delphi Automotive Systems Risk Management Corporation	05-44570
Exhaust Systems Corporation	05-44573
Delphi China LLC	05-44577
Delphi Automotive Systems Korea, Inc.	05-44580
Delphi International Services, Inc.	05-44583
Delphi Automotive Systems Thailand, Inc.	05-44586
Delphi Automotive Systems International, Inc.	05-44589
Delphi International Holdings Corporation	05-44591
Delphi Automotive Systems Overseas Corporation	05-44593
Delphi Automotive Systems (Holding), Inc.	05-44596
Delco Electronics Overseas Corporation	05-44610
Delphi Diesel Systems Corporation	05-44612
Delphi LLC	05-44615
Aspire, Inc.	05-44618
Delphi Integrated Service Solutions, Inc.	05-44623
Delphi Connection Systems	05-44624
Packard Hughes Interconnect Company	05-44626
DREAL, Inc.	05-44627
Delphi Automotive Systems Services LLC	05-44632
Delphi Services Holding Corporation	05-44633
Delphi Automotive Systems Global (Holding), Inc.	05-44636
Delphi Foreign Sales Corporation	05-44638
Delphi Automotive Systems Human Resources LLC	05-44639
Delphi Automotive Systems LLC	05-44640
Delphi Furukawa Wiring Systems LLC	05-47452
Delphi Receivables LLC	05-47459
MobileAria, Inc.	05-47474
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
MONTHLY OPERATING REPORT
INDEX
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
(Excludes non-filed entities, principally non-U.S. subsidiaries)

October 8, 2005 to
November 30, 2005
(in millions)
Net sales:
General Motors and affiliates	$1,677
Other customers	1,172
Intercompany non-Debtor subsidiaries	91

Total net sales	2,940

Operating expenses:
Cost of sales, excluding items listed below	2,816
Selling, general and administrative	157
Depreciation and amortization	98

Total operating expenses	3,071

Operating loss	(131)
Interest expense (contractual interest expense was $71 )	(46)

Loss before reorganization items, income taxes, and equity income	(177)
Reorganization items	(11)
Income tax expense	—
Equity income from non-consolidated subsidiaries, net of tax	10
Equity income from non-Debtor subsidiaries, net of tax	51

Net loss	$(127)

The accompanying notes are an integral part of the financial statements.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEET
(Excludes non-filed entities, principally non-U.S. subsidiaries)

November 30, 2005
(in millions)
ASSETS
Current assets:
Cash and cash equivalents	$956
Accounts receivable, net:
General Motors and affiliates	1,935
Other third parties	1,633
Non-Debtor subsidiaries	306
Notes receivable from non-Debtor subsidiaries	342
Inventories, net:
Productive material, work-in-process and supplies	817
Finished goods	294
Prepaid expenses and other	351

Total current assets	6,634

Long-term assets:
Property, net	2,848
Goodwill	292
Other intangible assets	42
Pension intangible assets	1,022
Investments in non-Debtor subsidiaries	3,459
Other	633

Total assets	$14,930

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities not subject to compromise:
Accounts payable	1,002
Accounts payable to non-Debtor subsidiaries	422
Accrued liabilities	412

Total current liabilities	1,836

Long-term liabilities not subject to compromise:
Debtor-in-possession financing	250
Employee benefit plan obligations and other	528

Total long-term liabilities	778

Liabilities subject to compromise	17,806

Total liabilities	20,420

Stockholders’ deficit:
Common stock, $0.01 par value, 1,350 million shares authorized, 565 million shares issued	6
Additional paid-in capital	2,674
Accumulated deficit	(5,596)
Minimum pension liability	(2,368)
Accumulated other comprehensive loss, excluding minimum pension liability	(154)
Treasury stock, at cost (3.2 million shares)	(52)

Total stockholders’ deficit	(5,490)

Total liabilities and stockholders’ deficit	$14,930

The accompanying notes are an integral part of the financial statements.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS
(Excludes non-filed entities, principally non-U.S. subsidiaries)

October 8, 2005 to
November 30, 2005
(in millions)
Cash flows from operating activities:
Net loss	$(127)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	98
Pension and other postretirement benefit expenses	222
Equity income from unconsolidated subsidiaries, net of tax	(10)
Equity income from non-Debtor subsidiaries, net of tax	(51)
Reorganization items	11
Changes in operating assets and liabilities:
Accounts receivable, net	(1,130)
Inventories, net	(24)
Prepaid expenses and other	(35)
Accounts payable, accrued and other long-term liabilities	1,283
Other postretirement benefit payments	(35)
Receipts (payments) for reorganization items, net	1
Other	3

Net cash provided by operating activities	206

Cash flows from investing activities:
Capital expenditures	(47)
Proceeds from sale of property	1

Net cash used in investing activities	(46)

Cash flows from financing activities:
Proceeds from DIP credit facility, net	218
Net repayments of borrowings under other debt	(2)

Net cash provided by financing activities	216

Increase in cash and cash equivalents	376
Cash and cash equivalents at beginning of period	580

Cash and cash equivalents at end of period	$956

The accompanying notes are an integral part of the financial statements.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
1. Background and Organization
     General – Delphi Corporation (“Delphi” or the “Company”) is a world-leading supplier of vehicle electronics, transportation components, integrated systems and modules and other electronic technology.
     Chapter 11 Reorganization Cases – On October 8, 2005, Delphi and certain of its United States (“U.S.”) subsidiaries (the “Initial Filers”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Court”), and on October 14, 2005, three additional U.S. subsidiaries of Delphi (collectively with the Initial Filers, the “Debtors”) filed voluntary petitions for relief under the Bankruptcy Code (the Debtors October 8, 2005 and October 14, 2005 filings are referred to herein collectively as the “Chapter 11 Filings”). See first and second pages for a listing of the Debtors and case number information. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. Delphi’s non-U.S. subsidiaries were not included in the filings and will continue their business operations without supervision from the U.S. Courts. On October 17, 2005 the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.
2. Basis of Presentation
     Condensed Consolidated Debtor-in-Possession Financial Statements – The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors only and do not include Delphi’s non-Debtor subsidiaries. The results of operations for the period from the Chapter 11 Filings to November 30, 2005 were estimated based upon a pro-ration of calendar days within the month of October plus November activity. Amounts presented in the unaudited statement of cash flows for the period from the Chapter 11 Filings to November 30, 2005 were estimated based upon estimated asset and liability balances as of the filing dates and actual balances as of November 30, 2005, as well as the aforementioned estimated results of operations for the period from the Chapter 11 Filings to November 30, 2005.
     American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtor’s financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7.
     The unaudited consolidated financial statements have been derived from the books and records of the Debtors. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with U.S. GAAP. As of November 30, 2005, certain prepaid balances and pre- and postpetition trade accounts payable balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our 2004 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the period ended September 30, 2005 filed with the United States Securities and Exchange Commission.
     The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
     Intercompany Transactions – Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. Intercompany transactions with the Debtors’ non-Debtor subsidiaries have not been eliminated in the financial statements and are reflected as intercompany receivables, loans and payables.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
     General Motors and Affiliates – Includes activity with General Motors Corporation (“GM”) and its consolidated subsidiaries. Activity with GM’s non-consolidated subsidiaries (such as GM Shanghai) and activity with other Tier 1 suppliers who sell directly to GM is classified as other (non-GM) customer activity.
     Property – Includes property, plant and equipment and is recorded at cost net of accumulated depreciation.
     Contractual Interest Expense – Contractual interest expense represents amounts due under the contractual terms of outstanding debt for the period October 8 through November 30, 2005, including debt subject to compromise for which interest expense is not recognized in the income statement in accordance with the provisions of SOP 90-7.
     Taxes – Delphi accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes” and recognizes current and deferred income tax assets and liabilities based upon all events that have been recognized in the consolidated financial statements as measured by the enacted tax laws. Due to the Company’s history of U.S. losses over the past years, combined with the deterioration in its current U.S. operating outlook, during the fourth quarter of 2004, Delphi established a 100% valuation allowance against its U.S. deferred tax assets. As a result, Delphi discontinued recognizing income tax benefits for net operating losses incurred during 2005 and continues to record a 100% valuation allowance against all U.S. deferred tax assets.
     The Debtors’ have received approval to pay sales, use, trust fund and certain other taxes in the normal course. As such, the Debtors have paid the applicable taxes when due. See the schedules of payroll and other taxes paid for additional information regarding taxes paid.
3. Debtor-in-Possession (“DIP”) Financing
     On October 14, 2005, Delphi entered into a Revolving Credit, Term Loan and Guaranty Agreement (the “DIP Credit Facility”) to borrow up to $2.0 billion from a syndicate of lenders. The DIP Credit Facility consists of a $1,750 million revolving facility and a $250 million term loan facility (collectively, the “DIP Loans”). The DIP Credit Facility contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.
     On October 27, 2005, Delphi entered into the First Amendment to the DIP Credit Facility (the “First Amendment”). Under the terms of the First Amendment the Company has agreed, among other things, to mandatory prepayments from Asset Sales and Recovery Events (each as defined in the First Amendment). The First Amendment also modified the terms of the Borrowing Base (as defined in the DIP Credit Facility) computation, which limits the amount outstanding under the DIP Loans at any one time.
     On October 28, 2005, the Court granted, on a final basis, the Debtors’ motion for approval of the DIP financing order. The DIP financing order granted final approval of the DIP Credit Facility, as amended, and final approval of an adequate protection package for certain prepetition facilities. Following approval of the final DIP financing order, the Debtors have access to $2 billion in DIP financing subject to the terms and conditions set forth in the DIP financing documents, as amended, and $2.5 billion under certain prepetition facilities, for a total financing of $4.5 billion.
     On November 21, 2005, Delphi entered into an Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement (the “Amended DIP Credit Facility”) which, among other things, adds new lenders to the DIP Credit Facility, increases the interest rate that was provided under the DIP Credit Facility and alters the provisions regarding future amendments. The Amended DIP Credit Facility carries an interest rate at the option of Delphi of either (i) the Administrative Agent’s Alternate Base Rate (as defined in the Amended DIP Credit Facility) plus 1.75% or (ii) 2.75% above the Eurodollar base rate, which is the London Interbank Borrowing Rate (“LIBOR”). The LIBOR interest rate period can be set at a one, three or six-month period as selected by Delphi in accordance with the terms of the Amended DIP Credit Facility. Accordingly, the interest rate will fluctuate based on the movement of the Alternate Base Rate or LIBOR through the term of the DIP Loans. The Amended DIP Credit Facility will expire on the earlier of October 8, 2007 and the date of substantial consummation of a Reorganization Plan that is confirmed pursuant to an order of the Court. Borrowings under the Amended DIP Credit Facility are prepayable at Delphi’s option without premium or penalty.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
     Also on November 21, 2005, the $250 million term loan was funded and the Company elected to pay interest at LIBOR plus 2.75% for a six month period. As of November 30, 2005, there were no amounts outstanding under the DIP revolving facility. However, the Company had approximately $3.4 million in letters of credit outstanding against the DIP revolving facility.
4. Reorganization Items
     SOP 90-7 requires reorganization items such as realized gains and losses from the settlement of prepetition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11 to be separately disclosed. The Debtors’ reorganization items consist of the following:

October 8, 2005 to
November 30, 2005
(in millions)
Professional fees directly related to reorganization	$23
Interest income	(6)
Other	(6)

Total Reorganization Items	$11

     Professional fees directly related to the reorganization (“Professional Fees”) include fees associated with advisors to the Debtors, unsecured creditors and secured creditors. Professional Fees for the period October 8 to November 30, 2005 were estimated by the Debtors and will be reconciled to actual invoices when received.
5. Liabilities Subject to Compromise
     As a result of the Chapter 11 Filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although prepetition claims are generally stayed, at hearings held in mid October 2005 and November 2005, the Court granted final approval of the Debtors’ “first day” motions generally designed to stabilize the Debtors’ operations and covering, among other things, human capital obligations, supplier relations, customer relations, business operations, tax matters, cash management, utilities, case management and retention of professionals.
     The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business. In addition, the Debtors may reject prepetition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Debtors will notify all known claimants subject to the bar date of their need to file a proof of claim with the Court. A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. No bar date has yet been set by the Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time.
     SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
Liabilities subject to compromise consist of the following:

November 30, 2005
(in millions)
Pension obligations (3)	$3,760
Postretirement obligations other than pensions (3)	7,200
Debt and notes payable	2,430
Secured debt	2,488
Other	1,928

Total Liabilities Subject to Compromise	$17,806

(3)	Due to the complex nature of the calculation of these liabilities, a small portion of the balances represent amounts potentially considered to be administrative claims. The Company will determine these amounts as part of the preparation of its financial statements for its quarterly and annual SEC filings.
     Other liabilities subject to compromise includes trade accounts payable related to prepetition purchases, the majority of which was scheduled for payment in the October 8 to November 30 period. As a result, the October 8 through November 30 cash flows from operations were favorably affected by the stay of payment related to these accounts payable.
6. Postpetition Accounts Payable
     To the best of the Debtors’ knowledge, all undisputed postpetition accounts payable have been and are being paid under agreed-upon payment terms.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
SCHEDULE OF PAYROLL AND PAYROLL TAXES WITHHELD AND INCURRED

		Employee Payroll	Employer Payroll
Period	Gross Wages Paid	Taxes Withheld	Taxes Owed

October 8 – November 30	$514,655,252	$141,171,679	$35,527,772

Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
SCHEDULE OF PAYROLL TAXES PAID

October 8, 2005 -
Payee	November 30, 2005
Internal Revenue Services	$150,335,598
Inland (UK) Revenue Services	540,427
State of Alabama	594,802
City of Gadsden, AL	12,567
State of Arizona	2,548
State of California	228,749
State of Colorado	53,573
City of Denver, CO	777
State of Connecticut	489
State of Florida	2
State of Georgia	312,225
State of Illinois	42,389
State of Indiana	1,635,758
State of Kansas	33,570
State of Kentucky	2,400
State of Louisiana	1,323
State of Maryland	1,605
State of Michigan	5,549,034
City of Detroit, MI	4,564
City of Flint, MI	133,085
City of Grand Rapids, MI	10,947
City of Lansing, MI	91
City of Pontiac, MI	699
City of Saginaw, MI	111,530
City of Walker, MI	3,247
State of Minnesota	675
State of Missouri	4,409
State of Mississippi	267,210
State of North Carolina	2,343
State of New Jersey	168,416
State of New York	3,379,301
State of Ohio	5,601,733
City of Akron, OH	168
City of Canton, OH	218
City of Cincinnati, OH	327
City of Columbus, OH	62,167
City of Dayton, OH	307,348
City of Dublin, OH	2,073
City of Elyria, OH	3,254
City of Fairfield, OH	123
City of Hubbard, OH	5,820
City of Huron, OH	4,975
City of Kettering, OH	138,612
City of Lordstown, OH	1,011
City of Mansfield, OH	22,609
City of Moraine, OH	103,419
City of Springfield, OH	744
City of Toledo, OH	759
City of Trotwood, OH	3,908
City of Vandalia, OH	56,140
City of W Carrollton, OH	263
City of Warren, OH	108,223
City of Xenia, OH	303
City of Youngstown, OH	23,520
Ohio School District	31,234
State of Oklahoma	148,509
State of Oregon	3,129
State of Pennsylvania	62,188
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
SCHEDULE OF PAYROLL TAXES PAID

October 8, 2005 -
Payee	November 30, 2005
City of Philadelphia, PA	231
City of Towamencin, PA	77
State of South Carolina	30,304
State of Texas	2,452
State of Virginia	3,769
State of Wisconsin	671,816
Country of Switzerland	6,324

Total	$170,842,103

Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
SCHEDULE OF OTHER TAXES COLLECTED, INCURRED AND PAID

Month	Taxing Jurisdiction	Tax Type	Tax Due	Tax Paid

October 8 – November 30	Ohio Department of Taxation	Commercial Activities Tax Registration	$200	$200
	State of Louisiana	Franchise	354	354
	City of Lynchburg, VA	Personal Property	84	84
	Alabama Dept. of Revenue	Consumer Use	21,052	21,052
	Alabama Dept. of Revenue	Seller’s Use	29,351	29,351
	Limestone County, AL (Payee ALATAX - Tax Trust Account)	Use	32,935	32,935
	Gadsden City, AL (Payee ALATAX – Tax Trust Account)	Use	5,151	5,151
	Board of Equalization, CA	Use	530	530
	Indiana Dept. of Revenue	Use	150,427	150,427
	Etowah County, AL (Payee LGREC Inc.)	Use	1,189	1,189
	Michigan Dept. of Treasury	Use	20,761	20,761
	Michigan Dept. of Treasury	Use	110,149	110,149
	Michigan Dept. of Treasury	Use	283,968	283,968
	Mississippi Tax Commission	Use	62,378	62,378
	NJ Sales Tax Division of Taxation	Use	16,434	16,434
	NY State Sales Tax Division	Use	18,234	18,234
	Ohio Dept. of Taxation	Use	19,627	19,627
	State of Ohio	Use	195,479	195,479
	State of Ohio	Use	195,479	195,479
	State of Ohio	KWH	19,690	19,690
	State of Ohio	KWH	15,772	15,772
	State of Ohio	KWH	11,765	11,765
	State of Ohio	KWH	7,693	7,693
	Texas Comptroller of Public Accounts	Use	2,914	2,914
	Texas Comptroller of Public Accounts	Use	23,688	23,688
	Wisconsin Dept. of Revenue	Use	10,358	10,358
	Illinois Dept. of Revenue	Use	468	468
	State of California	Use	6,680	6,680
	State of California	Use	3,505	2,694
	State of California	Use	13,597	13,597
	State of South Carolina	Use	66	66
	State of South Carolina	Use	70	70

	Total		$1,280,048	$1,279,237

Note:	Certain Debtors also pay transaction taxes such as value added tax (“VAT”) to certain foreign countries based upon the purchase or supply of goods or services within the country and the importation of goods into the country from outside the country. For the purchase of goods or services in certain foreign countries, VAT may either be collected by the supplier from the Debtors or paid directly by the Debtors through self-assessment. For the supply of goods or services in certain foreign countries, the Debtors may collect VAT from the customers and remit the tax to the foreign governments. Upon importation in certain countries, VAT may be paid by the Debtors upon importation. In most cases, VAT is recoverable either as an input VAT credit or as a refund. The process of calculating VAT owed or refundable is a complex process of netting VAT paid, collected and remitted. To the best of the Company’s knowledge, all VAT has been paid and is being paid when due.
Case Number: 05-44481 (RDD) (Jointly Administered)

DELPHI CORPORATION, ET AL.
SCHEDULE OF DISBURSEMENTS

	Case	Disbursements October 8 –
Debtor Name	Number	November 30, 2005 (4)
Delphi NY Holdings Corporation	05-44480	$—
Delphi Corporation	05-44481	—
ASEC Manufacturing General Partnership	05-44482	—
ASEC Sales General Partnership	05-44484	—
Environmental Catalysts, LLC	05-44503	—
Delphi Medical Systems Colorado Corporation	05-44507	10,823,853
Delphi Medical Systems Texas Corporation	05-44511	3,578,740
Delphi Medical Systems Corporation	05-44529	1,687,859
Specialty Electronics International Ltd.	05-44536	—
Specialty Electronics, Inc.	05-44539	1,001,159
Delphi Liquidation Holding Company	05-44542	—
Delphi Electronics (Holding) LLC	05-44547	—
Delphi Technologies, Inc.	05-44554	6,338,675
Delphi Automotive Systems Tennessee, Inc.	05-44558	—
Delphi Mechatronic Systems, Inc.	05-44567	24,504,466
Delphi Automotive Systems Risk Management Corporation	05-44570	—
Exhaust Systems Corporation	05-44573	16,347,326
Delphi China LLC	05-44577	—
Delphi Automotive Systems Korea, Inc.	05-44580	187,189
Delphi International Services, Inc.	05-44583	575,961
Delphi Automotive Systems Thailand, Inc.	05-44586	—
Delphi Automotive Systems International, Inc.	05-44589	—
Delphi International Holdings Corporation	05-44591	—
Delphi Automotive Systems Overseas Corporation	05-44593	38,519
Delphi Automotive Systems (Holding), Inc.	05-44596	204,822
Delco Electronics Overseas Corporation	05-44610	17,661,761
Delphi Diesel Systems Corporation	05-44612	110,261,346
Delphi LLC	05-44615	—
Aspire, Inc.	05-44618	319,326
Delphi Integrated Service Solutions, Inc.	05-44623	827,462
Delphi Connection Systems	05-44624	12,099,206
Packard Hughes Interconnect Company	05-44626	142,995
DREAL, Inc.	05-44627	—
Delphi Automotive Systems Services LLC	05-44632	9,377,551
Delphi Services Holding Corporation	05-44633	—
Delphi Automotive Systems Global (Holding), Inc.	05-44636	—
Delphi Foreign Sales Corporation	05-44638	—
Delphi Automotive Systems Human Resources LLC	05-44639	236,397,988
Delphi Automotive Systems LLC	05-44640	3,410,889,603
Delphi Furukawa Wiring Systems LLC	05-47452	482,425
Delphi Receivables LLC	05-47459	—
MobileAria, Inc.	05-47474	1,394,750

(4)	Operating expenses for the period October 1 through November 30, 2005 were used as a proxy for disbursements.
Case Number: 05-44481 (RDD) (Jointly Administered)